                                                                   Exhibit 10.22


                                                           EXECUTION COUNTERPART




================================================================================


              SECOND AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                                   dated as of

                                 April 25, 2000

                                      among

                       METROPOLITAN LIFE INSURANCE COMPANY
                             METLIFE FUNDING, INC.,
                                  as Borrowers

                            The LENDERS Party Hereto

                           CREDIT SUISSE FIRST BOSTON,
                      as Syndication Agent and Co-Arranger

                                 CITIBANK, N.A.
                              THE BANK OF NEW YORK,
                             as Documentation Agents

                                       and

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                            -------------------------

                                 $1,000,000,000
                            -------------------------


                             CHASE SECURITIES INC.,
                   as Advisor, Lead Arranger and Book Manager


================================================================================

                  SECOND AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT dated as of April 25, 2000 (the "Restatement Date") among:

                  METROPOLITAN LIFE INSURANCE COMPANY (the "Company");

                  METLIFE FUNDING, INC. ("Funding") and together with the Company, the "Borrowers");

                  each of the banks and other financial institutions that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and

                  THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, the Borrowers, certain of the Lenders and the Administrative Agent are party to an Amended and Restated 364-Day Credit Agreement dated as of April 26, 1999 (the "Existing Credit Agreement") providing for the making of loans by the Lenders party thereto to the Borrowers in an aggregate principal amount up to $1,000,000,000 (as the same may be increased pursuant to Section 2.19 thereof);

                  WHEREAS, the parties hereto desire to amend in certain respects and restate in its entirety the Existing Credit Agreement;

                  NOW, THEREFORE, the parties hereto agree to amend the Existing Credit Agreement as set forth in Section 2 hereof and to restate the Existing Credit Agreement to read in its entirety as set forth in the Existing Credit Agreement (which Existing Credit Agreement is incorporated herein by this reference), as amended by the amendments set forth in Section 2 hereof:

                  Section 1. Definitions. Capitalized terms used but not otherwise defined herein have the meanings given them in the Existing Credit Agreement.

                  Section 2. Amendments. Subject to the satisfaction of the conditions specified in Section 4 hereof, but with effect on and after the Restatement Date, the Existing Credit Agreement shall be amended as follows:

                           2.01. General. Each reference to the "Credit
         Agreement" and words of similar import in the Existing Credit Agreement, as amended and restated hereby shall be a reference to the Existing Credit Agreement as amended and restated hereby and as the



              Second Amended and Restated 364-Day Credit Agreement
              ----------------------------------------------------
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                                      -2-


         same may be further amended, supplemented and otherwise modified and in effect from time to time.

                           2.02.  Definitions.

                           (a) Section 1.01 of the Existing Credit Agreement shall be amended by amending and restating the following definition as follows:

                           "Maturity Date" means April 24, 2001, as such date
                  may be extended pursuant to Section 2.18 hereof.

                           (b) Section 1.01 of the Existing Credit Agreement shall be amended by adding the following definitions:

                           "Adjusted Statutory Surplus" means, at any time, the
                  sum of (i) Statutory Surplus (calculated in accordance with the NAIC Statements, page 3, column 1, line 38) plus (ii) Asset Valuation Reserve (calculated in accordance with the NAIC Statements, page 3, column 1, line 24.1).

                           "MetLife" means MetLife, Inc., a Delaware
                  corporation.


                           "Second Restatement Effective Date" means the date
                  upon which the conditions specified in Section 4 of this Second Amended and Restated 364-Day Credit Agreement shall have been satisfied.

                           "Structured Transaction Liens" means Liens granted by
                  the Company to (A) a 99%-owned Subsidiary (the "Relevant Subsidiary") in connection with a structured private investment transaction entered into in September 1999 (the "Structured Transaction") where (i) in connection with such transaction, such Liens are assigned to a special purpose Subsidiary of the Company (the "SPV") in which the Company is the holder of all outstanding obligations (other than ordinary course administrative expenses and common equity interests) and (ii) the assets covered by such Liens consist solely of the rights of the Company against the SPV; and (B) the SPV in connection with the Structured Transaction which are subordinated to, and exercisable only after, the Liens described in the preceding clause (A) and which cover only the assets covered by the Liens described in said clause (A).

                           2.03. Amendment of Section 5.01(a). Section 5.01(a) of the Existing Credit Agreement shall be amended to read in its entirety as follows:

                           " (a) (i) as soon as available, but not later than 120 days after the end of each fiscal year of MetLife, copies of MetLife's annual report on Form 10-K as filed with the SEC for such fiscal year; and (ii) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of MetLife, copies of MetLife's quarterly report on Form 10-Q as filed with the SEC for such fiscal quarter, in



              Second Amended and Restated 364-Day Credit Agreement
              ----------------------------------------------------
         each case certified by an appropriate Financial Officer as being the complete and correct copies of the statements on such forms furnished by MetLife to the SEC;".

                           2.04. Amendment of Section 6.01. Section 6.01 of the Existing Credit Agreement shall be amended by re-lettering clauses (g),
         (h), (i), (j) and (k) as clauses (h), (i), (j), (k) and (l) respectively, and adding the following new clause (g) immediately following clause (f):

                      "(g) Structured Transaction Liens;".

                           2.05. Amendment of Section 6.04. Section 6.04 of the Existing Credit Agreement shall be amended to read in its entirety as follows:

                           "Section 6.04 Adjusted Statutory Surplus. The Company
                  will maintain Adjusted Statutory Surplus, calculated as of the last day of each fiscal quarter of the Company, of not less than $7,500,000,000.".

                           2.06. Schedules and Exhibits. Schedule 2.01 to the Existing Credit Agreement shall be amended to read in its entirety as set forth in Schedule 2.01 attached hereto. Schedule 3.06 to the Existing Credit Agreement shall be amended to read in its entirety as set forth in Schedule 3.06 attached hereto.

                  Section 3. Representations and Warranties. The Company represents and warrants to the Lenders that:

                           (a) the execution, delivery and performance of this Second Amended and Restated 364-Day Credit Agreement, the borrowing of Loans and the use of the proceeds thereof are within each Borrower's corporate powers and have been duly authorized by all necessary corporate action. This Second Amended and Restated 364-Day Credit Agreement has been duly and validly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                           (b) (i) the representations and warranties made in
         Article III of the Existing Credit Agreement shall be true and correct on and as of the Second Restatement Effective Date, (ii) at the time of and immediately after the Second Restatement Effective Date, no Default shall have occurred and be continuing, and (iii) since December 31, 1999, there has been no material adverse change in the business, property, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole from that set forth in the respective financial statements referred to in Section 3.04(a) of the Existing Credit Agreement.

                  Section 4. Conditions. The amendment and restatement of the Existing Credit Agreement contemplated hereby shall become effective, as of the Restatement Date, upon the



              Second Amended and Restated 364-Day Credit Agreement
              ----------------------------------------------------
satisfaction of each of the following conditions to effectiveness (including, without limitation, that each document to be received by the Administrative Agent shall be in form and substance satisfactory to the Administrative Agent):

                  4.01 Execution. The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Second Amended and Restated 364-Day Credit Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Second Amended and Restated 364-Day Credit Agreement) that such party has signed a counterpart of this Second Amended and Restated 364-Day Credit Agreement.

                  4.02 Fees and Expenses. The Administrative Agent and Chase Securities Inc., in its capacity as lead arranger, shall have received all fees and other amounts due and payable on or prior to the Second Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

                  4.03 Restatement Effective Date. The Second Restatement Effective Date shall have occurred on or prior to April 25, 2000.

The Administrative Agent shall notify the Borrower and the Lenders of the occurrence of the Second Restatement Effective Date, and such notice shall be conclusive and binding.

                  Section 5. Counterparts. This Second Amended and Restated 364-Day Credit Agreement may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Second Amended and Restated 364-Day Credit Agreement by signing any such counterpart.

                  Section 6. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Second Amended and Restated 364-Day Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Second Amended and Restated 364-Day Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.



              Second Amended and Restated 364-Day Credit Agreement
              ----------------------------------------------------

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated 364-Day Credit Agreement to be duly executed as of the day and year first above written.

                                    METROPOLITAN LIFE INSURANCE COMPANY


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    METLIFE FUNDING, INC.


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    THE CHASE MANHATTAN BANK,
                                      individually and as Administrative Agent,


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    CREDIT SUISSE FIRST BOSTON


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



              Second Amended and Restated 364-Day Credit Agreement
              ----------------------------------------------------

                                    THE BANK OF NEW YORK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    CITIBANK, N.A.


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    BANK ONE, NA (formerly known as The First
                                      National Bank of Chicago)


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    FIRST UNION NATIONAL BANK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    FLEET NATIONAL BANK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    MELLON BANK, N.A.


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



              Second Amended and Restated 364-Day Credit Agreement
              ----------------------------------------------------

                                    BANCO SANTANDER


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    BANK OF AMERICA, N.A., f/k/a
                                      Bank of America National Trust and
                                      Savings Association, successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    DEUTSCHE BANK, AG NEW YORK and/or
                                      CAYMAN ISLANDS BRANCHES


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    STATE STREET BANK AND TRUST
                                      COMPANY


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



              Second Amended and Restated 364-Day Credit Agreement
              ----------------------------------------------------

                                    SUNTRUST BANK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    WACHOVIA BANK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    BARCLAYS BANK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    NORTHERN TRUST COMPANY


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



              Second Amended and Restated 364-Day Credit Agreement
              ----------------------------------------------------

                                    BANK OF MONTREAL


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



                                    BANQUE NATIONALE DE PARIS


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    DEN DANSKE BANK AKTIESELSKAB
                                      CAYMAN ISLANDS BRANCH


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    PNC BANK NATIONAL ASSOCIATION


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



              Second Amended and Restated 364-Day Credit Agreement
              ----------------------------------------------------

                                    ROYAL BANK OF CANADA



                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



                                    FIRSTAR BANK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



              Second Amended and Restated 364-Day Credit Agreement
              ----------------------------------------------------

                                                                   SCHEDULE 2.01

            METROPOLITAN LIFE INSURANCE COMPANY/METLIFE FUNDING, INC.

            LENDER                                         COMMITMENT
            ------                                         ----------
The Chase Manhattan Bank                                   67,500,000
Credit Suisse First Boston                                 67,500,000
The Bank of New York                                       67,500,000
Citibank, N.A.                                             67,500,000
Bank One, NA (formerly known as The First                  50,000,000
National Bank of Chicago)
First Union National Bank                                  50,000,000
Fleet National Bank                                        50,000,000
Mellon Bank, N.A.                                          50,000,000
Bank of America, N.A.                                      50,000,000
Deutsche Bank                                              50,000,000
Banco Santander                                            40,000,000
State Street Bank and Trust Company                        40,000,000
SunTrust Bank                                              40,000,000
Wachovia Bank                                              40,000,000
Barclays Bank                                              40,000,000
Northern Trust Company                                     40,000,000
Royal Bank of Canada                                       40,000,000
U.S. Bank National Association                             25,000,000
Bank of Montreal                                           25,000,000
Banque Nationale de Paris                                  25,000,000
Den Danske Bank                                            25,000,000
PNC Bank National Association                              25,000,000
Firstar Bank                                               25,000,000
TOTAL COMMITMENTS:                                     $1,000,000,000


                                Schedule 2.01 to
              Second Amended and Restated 364-Day Credit Agreement
              ----------------------------------------------------

                                                                   SCHEDULE 3.06


                                DISCLOSED MATTERS

                               [See Section 3.06]



                                Schedule 3.06 to
              Second Amended and Restated 364-Day Credit Agreement
              ----------------------------------------------------